Exhibit 10.39

                        AMENDMENT OF EMPLOYMENT AGREEMENT

         This AMENDMENT OF EMPLOYMENT AGREEMENT is dated as of August 9, 1996, between Active Apparel Group, Inc., a Delaware corporation (the "Company"), and George Horowitz (the
"Executive").

                                   WITNESSETH

         WHEREAS, the Company and the Executive entered into an Employment Agreement dated August 1, 1994, and both the Company and the Executive now desire to amend that Agreement;

         NOW, Therefore, in consideration of the premises and other good and valuable consideration received by both the Company and the Executive, the sufficiency of which is hereby acknowledged, it is hereby agreed as follows:

         1. Section 4(d) of the Employment Agreement between the Company and the Executive dated August 1, 1994 is hereby amended to read as follows:

            Section 4(d):

            "The Executive shall be entitled to an allowance, payable monthly, for an automobile commensurate with the Executive's position and duties with the Company, which allowance shall include appropriate insurance, and which allowance shall be reviewed by the Compensation Committee of the Board of Directors.

         2. Section 4(e) of the Agreement between the Company and the Executive dated August 1, 1994 is hereby amended to read as follows:

            Section 4(e):

            "The Executive shall be entitled to reimbursement for garage parking in New York City for one automobile, in such amount as is then reasonably and customarily charged for monthly or annual parking in the area of the Company's principal offices."

         3.  Except  as  hereinabove   specifically   modified,  the  Employment
Agreement between the Company and the Executive dated August 1, 1994 shall remain in full force and effect as originally executed.

         IN WITNESS WHEREOF, the parties have executed this Amendment of Employment Agreement as of the date first written above.

ACTIVE APPAREL GROUP, INC.              EXECUTIVE


By: /S/___________________              /S/_____________________
   James K. Anderson                       George Horowitz
   Vice Chairman of the Board
    of Directors

Date: 8/12/96                              Date: 8/20/96